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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) December 3, 2001

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                             GENESEE & WYOMING INC.
               (Exact Name of Registrant as Specified in Charter)

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           Delaware                       0-20847               06-0984624
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)



            66 Field Point Road                                  06830
          Greenwich, Connecticut
 (Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code (203) 629-3722

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Item 5.  Other Events

         On December 3, 2001, Genesee & Wyoming Inc., a Delaware corporation ("GWI"), its newly created subsidiary, ETR Acquisition Corporation, a Delaware corporation ("ETR"), and Emons Transportation Group, Inc., a Delaware corporation ("ETG"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), whereby ETR will be merged with and into ETG (the "Merger"). ETG will be the surviving corporation in the Merger and will be a wholly owned subsidiary of GWI. At the effective time of the Merger, each issued and outstanding share of the common stock, par value $0.01 per share, of ETG, together with the associated common stock purchase rights under the ETG rights agreement, will be converted into the right to receive $2.50 in cash.

         The Merger is subject to approval by ETG's stockholders, regulatory and other consents, and other customary closing conditions.

         Also on December 3, 2001, in connection with the execution of the Merger Agreement, GWI entered into a Voting Agreement (the "Voting Agreement") with Michael J. Blake, Robert Grossman, Kimberly A. Madigan, Alfred P. Smith, Dean H. Wise and Scott F. Ziegler (each, a "Stockholder" and collectively, the "Stockholders") who beneficially owned (excluding shares of common stock due upon the exercise of stock options), at the time of the signing of the Voting Agreement, an aggregate of 748,914 shares of common stock, par value $.01 per share, of ETG, representing 10.58% of the total number of outstanding shares of common stock of ETG at the time of the signing of the Voting Agreement. Under the Voting Agreement, the Stockholders have agreed (1) to vote their shares in favor of the approval and adoption of the Merger Agreement, the Merger and any action required in furtherance thereof, (2) to vote against any action, proposal, transaction or agreement that to the knowledge of the Stockholder would constitute a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of ETG under the Merger Agreement or of the Stockholder under the Voting Agreement and (3) not to sell, transfer, pledge, encumber, assign or otherwise dispose of their shares of common stock of ETG prior to the completion of the Merger, except to a person who agrees in writing to be bound by the Voting Agreement.

         The Merger Agreement and the Voting Agreement are attached as exhibits and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Not applicable
         (b) Not applicable
         (c) Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.




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EXHIBIT NO.    TITLE
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2.1            Agreement and Plan of Merger, dated as of December 3, 2001, by and among Genesee & Wyoming Inc., ETR Acquisition Corporation and Emons Transportation Group, Inc.

10.1 Voting Agreement, dated as of December 3, 2001, among Genesee & Wyoming Inc. and certain stockholders of Emons Transportation Group, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENESEE & WYOMING INC.



                                    By: /s/  Alan R. Harris
                                        ------------------------------
                                        Name: Alan R. Harris
                                        Title: Senior Vice President

Dated:  December 12, 2001



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                                  EXHIBIT INDEX

Exhibit No.    Description
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2.1            Agreement and Plan of Merger, dated as of December 3, 2001, by and among Genesee & Wyoming Inc., ETR Acquisition Corporation and
               Emons Transportation Group, Inc.


10.1 Voting Agreement, dated as of December 3, 2001, among Genesee & Wyoming Inc. and certain stockholders of Emons Transportation Group, Inc.